HERMAN MILLER, INC. LONG-TERM INCENTIVE PLAN
STOCK OPTION AGREEMENT

OPTION AGREEMENT made on _________________________ (the "Effective Date"), between HERMAN MILLER, INC. (the “Company”) and ____________________________, an employee of the Company or one of its subsidiaries (the “Employee”), pursuant to the Herman Miller, Inc. Long-Term Incentive Plan (the “Plan”).

IT IS AGREED AS FOLLOWS:

1.    Grant of Option. Pursuant to the Plan and the Original Option, the Company hereby grants to the Employee the option to purchase ____________ shares of the Company's common stock, par value $.20 per share, on the terms and conditions herein set forth (the “Option”). This Option shall not be designated as an incentive stock option (“ISO”) for purposes of qualifying as such under the provisions of Section 422 of the Internal Revenue Code of 1986, as amended.

2.    Purchase Price. The purchase price of the shares covered by this Option shall be $_____ per share. The “Committee” (provided for in Article 3 of the Plan) has determined that such price represents one hundred percent (100%) of the fair market value of a share of the Company's common stock as of the Effective Date.

3.    Term of Option. This Option shall expire on ______________________, subject to earlier termination as provided in subsequent paragraphs of this Agreement.

4.    Employee's Agreement. In consideration of the granting of the Option, the Employee agrees to remain in the employ of the Company for the lesser of a period of at least twelve (12) months from the Effective Date, or a period commencing on the date hereof and ending upon the Employee's Retirement (the “Minimum Employment Period”). Such employment, subject to the provisions of any written contract between the Company and the Employee, shall be at the pleasure of the Board of Directors, and this Option Agreement shall not impose on the Company any obligation to retain the Employee in its employ for any period. In the event of the termination of employment of the Employee for any reason during the Minimum Employment Period, this Option shall terminate, unless this Option becomes exercisable as provided in paragraphs 8 or 9.

5.    Exercise of Option.

(a)    Except as provided in paragraphs 8 and 9, this Option may be exercised and Option Shares may be purchased in accordance with the vesting schedule set forth in paragraph 5(b) below. Subject to that vesting schedule, this Option may be exercised at any time during the term of this Option, by written notice to the Company. The notice shall state the number of shares with respect to which the Option is being exercised, shall be signed by the person exercising this Option, and shall be accompanied by payment of the full purchase price of the shares. This Option agreement shall be submitted to the Company with the notice for purposes of recording the shares being purchased, if exercised in part, or for purposes of cancellation if all shares then subject to this Option are being purchased. In the event this Option shall be exercised pursuant to paragraph 8(e) hereof by any person other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person to exercise the Option. Payment of the purchase price shall be made by: (a) cash, check, bank draft, or money order, payable to the order of the Company; (b) the delivery by the Employee of unencumbered shares of common stock of the Company, with a fair market value on the date of exercise equal to the total purchase price of the shares to be purchased; or (c) a combination of (a) and (b). Upon exercise of all or a portion of this Option, the Company shall issue to the Employee a stock certificate or book entry deposit representing the number of shares with respect to which this Option was exercised.

(b)    Vesting Schedule. On each date set forth below, this Option will vest and become exercisable with respect to the percentage of Option Shares set opposite such date if Employee is employed by the Company or a subsidiary as of such date:

Percent of Option
Shares Vested
Date                                     to Date

VEST_DATE_PERIOD1                            33.34%
VEST_DATE_PERIOD2                            66.68%
VEST_DATE_PERIOD3                            100.00%

6.    Tax Withholding. The exercise of this Option is subject to the satisfaction of withholding tax or other withholding liabilities,

if any, under federal, state and local laws in connection with such exercise or the delivery or purchase of shares pursuant hereto. The exercise of this Option shall not be effective unless applicable withholding shall have been effected or obtained in the following manner or in any other manner acceptable to the Committee. Unless otherwise prohibited by the Committee, Optionee may satisfy any such withholding tax obligation by any of the following means or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold from the shares otherwise issuable to Optionee as a result of the exercise of this Option a number of shares having a fair market value as of the date that the amount of tax to be withheld is to be determined (“Tax Date”), which shall be the date of exercise of the Option, less than or equal to the amount of the withholding tax obligation; or (c) delivering to the Company unencumbered shares of the Company's common stock owned by Optionee having a fair market value, as of the Tax Date, less than or equal to the amount of the withholding tax obligation.

7.    Transferability of Option. This Option shall not be sold, transferred, assigned, pledged or hypothecated in any way, shall not be assignable by operation of law, and shall not be subject to execution, levy, attachment or similar process. Any attempted sale, transfer, assignment, pledge, hypothecation or other disposition of this Option contrary to the terms hereof, and any execution, levy, attach-ment or similar process upon the Option, shall be null and void and without effect.

8.    Termination of Employment.

(a)    Termination of Employment for Reasons Other Than Retirement, Disability or Death. In the event the Employee ceases to be employed by the Company for any reason other than Retirement or on account of Disability or death, this Option shall, to the extent rights to pur-chase shares hereunder have vested at the date of such termination and shall not have been fully exercised, be exercisable, in whole or in part, at any time within a period of three (3) months following cessation of the Employee's employment, subject, however, to prior expiration of the term of this Option and any other limitations upon its exercise in effect at the date of exercise.

(b)    Termination of Employment for Retirement Prior to Full Vesting. If the Employee ceases to be employed by the Company by reason of Retirement prior to the full vesting of the Option Shares under paragraph 5(b) above and subject to Employee's compliance with the covenants set forth in paragraph 10 below, if (1) the date of Retirement occurs on or after the first anniversary of the Effective Date, this Option shall vest in accordance with the schedule set forth in paragraph 5(b) above, or (2) if the date of Retirement occurs before the first anniversary of the Effective Date, the number of Option Shares subject to this Option shall be deemed vested by multiplying that number of Option Shares by a fraction, the numerator of which shall be the number of full calendar months of employment service subsequent to the Effective Date, and the denominator of which shall be twelve (12). Subject to Employee's compliance with the covenants set forth in paragraph 10 below, this Option shall, to the extent rights to purchase shares hereunder have vested in accordance with the preceding sentence, be exercisable, in whole or in part, at any time following the expiration of the Restricted Period (as defined in paragraph 10(d) below) and prior to the expiration of the five (5) year period following the date of Retirement, subject, however, to prior expiration of the term of this Option and any other limitations upon its exercise in effect at the date of exercise. If the Employee dies after such Retirement, this Option shall be exercisable in accor-dance with paragraph 8(e) hereof.

(c)    Termination of Employment for Retirement After Full Vesting. If the Employee ceases to be employed by the Company by reason of Retirement after the full vesting of the Option Shares under paragraph 5(b) above, this Option shall be exercisable, in whole or in part, at any time within the period of five (5) years following the date of Retirement, subject, however, to prior expiration of the term of this Option and any of the limitations upon its exercise in effect at the date of exercise. If the Employee dies after such Retirement, this Option shall be exercisable in accordance with paragraph 8(e) hereof.

(d)    Termination of Employment for Disability. If the Employee ceases to be employed by the Company by reason of Disability, this Option shall, to the extent rights to purchase shares hereunder have vested as of the date of such Disability and have not been fully exercised, be exercisable, in whole or in part, at any time within the period of five (5) years following such termination of employment, subject, however, to prior expiration of the term of this Option and any other limitations upon its exercise in effect at the date of exercise. If the Employee dies after such Disability, this Option shall be exercisable in accordance with paragraph 8(e) hereof.

(e)    Termination of Employment Because of Death. In the event of the Employee's death, this Option shall, to the extent rights to purchase shares hereunder have vested at the date of death and shall not have been fully exercised, be exercisable, in whole or in part, by the personal representative of the Employee's estate, by any person or persons who shall have acquired this Option directly from the Employee by bequest or inheritance at any time during the following periods: (i) if Employee dies while employed by the Company, at any time within five (5) years after the date of death, or (ii) if Employee dies during the extended exercise period following termination of employment specified in paragraph 8(b), (c), or (d) above, at any time within the longer time of such extended period or one year after the date of death, subject, however, in each case, to the prior expiration of the term of this Option and any other limitations on the exercise of such Option in effect at the date of exercise.

(f)    Termination of Option. If this Option is not exercised within whichever of the exercise periods specified in subparagraphs 8(a), (b), (c), (d) or (e) is applicable, this Option shall terminate upon expiration of such exercise period.

9.    Changes in Capital Structure. The number of shares covered by this Option, and the price per share, shall be propor-tionately adjusted for any increase or decrease in the number of issued shares of common stock of the Company resulting from any combination of shares or the payment of a stock dividend on the Company's common stock or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company.

If the Company shall be the surviving corporation in any merger or consolidation, or if the Company is merged into a wholly owned subsidiary solely for purposes of changing the Company's state of incorporation, this Option shall pertain to and apply to the securi-ties to which a holder of the same number of shares as are then subject to this Option would have been entitled. A dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation, except as above provided, shall cause this Option to vest and become exercisable in accordance with the terms and provisions of the Plan.

In the event of a change in the common stock of the Company as presently consti-tuted, which is limited to a change of all its authorized shares into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the shares subject to this Option.

Except as expressly provided in this paragraph 9, the Employee shall have no rights by reason of: (i) any subdivision or combination of shares of stock of any class; (ii) the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class; or (iii) any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation. Except as provided in this paragraph 9, any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of stock subject to this Option.

The grant of this Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

10.    Covenant Not to Compete Applicable to Termination of Employment Under Paragraph 8(b). In consideration of the grant of the Option to Employee and the accelerated vesting rights provided to Employee under paragraph 8(b) above, Employee agrees to and accepts the following terms and conditions:

(a)    Employee acknowledges and agrees that (i) through Employee's continuing services to the Company, Employee will learn valuable trade secrets and other proprietary information relating to the Company's business, (ii) the Employee's services to the Company are unique in nature, (iii) the Company's business is international in scope and (iv) the Company would be irreparably damaged if the Employee were to provide services to any person or entity in violation of the restrictions contained in this paragraph 10. Accordingly, Employee agrees that neither Employee nor any Affiliate of Employee shall during the Restricted Period, directly or indirectly, either for Employee or for any other person or entity:

(1)    anywhere in the world in which the Company is then doing business, engage or participate in, or assist, advise or be connected with (including as an employee, owner, partner, shareholder, officer, director, advisor, consultant, agent or [without limitation by the specific enumeration of the foregoing] otherwise), or permit Employee's name to be used by or render services for, any person or entity engaged in a Competing Business; provided, however, that nothing in this Agreement shall prevent Employee from acquiring or owning, as a passive investment, up to two percent (2%) of the outstanding voting securities of an entity engaged in a Competing Business which are publicly traded in any recognized national securities market;

(2)    take any action, in connection with a Competing Business, which might divert from the Company or an Affiliate of the Company any opportunity which would be within the scope of the Company's or such Affiliate's then business;

(3)    solicit or attempt to solicit any person or entity who is or has been (A) a customer of the Company at any time during the Restricted Period to purchase Competing Products from any person or entity (other than the Company) or (B) a customer, supplier, licensor, licensee or other business relation of the Company at any time during the Restricted Period to cease doing business with the Company; or

(4)    solicit or hire any person or entity who is a director, officer, employee or agent of the Company or any Affiliate of the Company to perform services for any entity other than the Company and its Affiliates.

(b)    Employee agrees that any violation by the Employee of paragraph 10 of this Agreement would be highly injurious to the Company and would cause irreparable harm to the Company. By reason of the foregoing, Employee consents and agrees that if the Employee violates any provision of paragraph 10 of this Agreement, this Option shall immediately terminate and Employee shall have no further rights under this agreement and the Company shall be entitled to any other rights and remedies that it may have, to apply to any court of competent jurisdiction for specific performance and/or injunctive or other relief in order to enforce, or prevent any continuing violation of, the provisions of such section. In the event Employee breaches a covenant contained in paragraph 10 of this Agreement, the Restricted Period applicable to Employee with respect to such breached covenant shall be extended for the period of such breach. Employee also recognizes that the territorial, time and scope limitations set forth in paragraph 10, are reasonable and are properly required for the protection of the Company and in the event that any such territorial, time or scope limitation is deemed to be unreasonable, by a court of competent jurisdiction, the Company and Employee agree, and Employee submits, to the reduction of any or all of said territorial, time or scope limitations to such an area, period or scope as said court shall deem reasonable under the circumstances.

(c)    Termination of the Employee's employment shall have no effect on the continuing operation and enforceability of paragraph 10 and each shall continue to be fully effective and enforceable after any such termination.

(d)    The following definitions apply to this paragraph 10:

(1)    "Affiliate" means and includes any person or entity which controls a party, which such party controls or which is under common control with such party.

(2)    "Competing Business" means a business which engages or is making plans to engage, in whole or in part, in the manufacturing, marketing, distribution or sale of products which are competitive with any products manufactured, distributed, marketed or sold by the Company during the Restricted Period.

(3)    "Competing Products" means products manufactured by a Competing Business.

(4)    "Control" means the power, direct or indirect, to direct or cause the direction of the management and policies of a person or entity through voting securities, contract or otherwise.

(5)    "Restricted Period" means the period of the Employee's employment with the Company and a period of two consecutive years after the Employee's termination of employment due to Retirement.

11.    Rights as a Shareholder. The Employee of this Option shall not have any rights as a share-holder with respect to any shares covered hereby until Employee shall have become the holder of record of such shares. No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date on which Employee shall have become the holder of record thereof, except as provided in paragraph 9 hereof.

12.    Modification, Extension and Renewal. Subject to the terms and conditions and within the limitations of the Plan, the Com-mittee, subject to approval of the Board of Directors, may modify or renew this Option, or accept its surrender (to the extent not theretofore exercised) and authorize the granting of a new option or options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, no modification shall, without the consent of the Employee, alter or impair any rights or obligations hereunder.

13.    Forfeiture and Recoupment. The Employee agrees that pursuant to the Plan, this Option shall be subject to forfeiture and recoupment as provided in Section 3.3 and 3.4 of the Plan.

14.    Postponement of Delivery of Shares and Representations. The Company, in its discretion, may postpone the issuance and/or delivery of shares upon any exercise of this Option until completion of such stock exchange listing, or registra-tion, or other qualification of such shares under any state and/or federal law, rule or regulation as the Company may consider appropriate, and may require any person exercis-ing this Option to make such representations, including a representation that it is the Employee's intention to acquire shares for investment and not with a view to distribution thereof, and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares in compliance with applicable laws, rules and regula-tions. In such event, no shares shall be issued to such holder unless and until the Company is satisfied with the accuracy of any such representations.

15.    Subject to Plan. This Option is subject to the terms and provisions of the Plan. If any inconsistency exists between the provisions of this Agreement and the Plan, the Plan shall govern.

IN WITNESS WHEREOF, this Stock Option Agreement has been executed the date first above written.

HERMAN MILLER, INC.

By________________________________

Its_________________________________

ACCEPTANCE AND ACKNOWLEDGEMENT

I accept the Stock Option Award described herein and in the Plan, acknowledge receipt of a copy of this Award and the Plan Prospectus, and acknowledge that I have read them carefully and that I fully understand their contents.

EMPLOYEE SIGNATURE

Dated         ___________________________

Option 2012 final